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                                                                   Exhibit 10(g)
                             FIRST AMENDMENT TO THE
                            QUAKER STATE CORPORATION
                             SPLIT DOLLAR AGREEMENT

        THIS FIRST AMENDMENT is made this _____ day of _______ 1995, by QUAKER STATE CORPORATION ("Quaker State") and _________________________ ("Participant").

                                 WITNESSETH:

        WHEREAS, Quaker State and Participant are parties to a Split Dollar Agreement dated ________________ (the "Agreement"); and


        WHEREAS, the Agreement may be amended in accordance with Section 12 thereof; and


        WHEREAS, Quaker State and Participant desire to amend the Agreement to extend the period during which Participant may repay premium advances made to Participant by Quaker State;


        NOW, THEREFORE, pursuant to Section 12 of the Agreement and pursuant to the authorization of the Board of Directors on September 29, 1994, Quaker State and Participant hereby amend the Agreement as follows:


        1. Section 8(d) of the Agreement is deleted in its entirety and replaced with the following:

        (d) The end of any policy year, beginning with the tenth (lOth) policy year but in no event later than the fifteenth (15th) policy year, in which there is sufficient cash value in the Insurance to repay the premium advances made to Participant by Quaker State without voiding the Insurance;


        2. In all other respects, the provisions of the Agreement are hereby ratified and confirmed and they shall continue in full force and effect. This First Amendment shall be effective as of the date first written above and, together with the Agreement, shall constitute the entire agreement between the parties with respect to the subject matter of the Agreement.


        IN WITNESS WHEREOF, Quaker State and Participant evidence the due execution of the foregoing First Amendment to the Agreement on the date first written above.

ATTEST:                                         QUAKER STATE CORPORATION
                                                (Quaker State)


_____________________________                   By _________________________
Asst. Secretary                                    Chairman and
                                                    Chief Executive Officer


(SEAL)

_____________________________                      _________________________
Witness                                            Participant